UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 08, 2023

First Advantage Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31666	84-3884690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Concourse Parkway NE Suite 200
Atlanta, Georgia		30328
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 314-9761

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2023, First Advantage Corporation (the "Company") held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 139,792,453 shares of the Company’s common stock, or approximately 95% of the 146,841,392 shares entitled to vote at the Annual Meeting, were present in person or by proxy. Below are the final voting results for the following three proposals submitted to the Company’s stockholders, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting, dated April 26, 2023, filed with the Securities and Exchange Commission.

Proposal No. 1-Election of Directors. The stockholders elected the individuals listed below as Class II directors to serve on the Company’s Board of Directors for a three-year term expiring in 2026. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
James L. Clark	121,193,536	12,251,179	6,347,738
Bridgett R. Price	131,361,746	2,082,969	6,347,738
Bianca Stoica	124,426,009	9,018,706	6,347,738

Proposal No. 2-Ratification of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
139,727,146	63,405	1,902	N/A

Proposal No. 3-Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. The stockholders approved, on an advisory (non-binding) basis, the frequency of future advisory votes on the compensation of our named executive officers to occur every year. The voting results were as follows:

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
132,625,110	1,016	818,425	164	6,347,738

Based on the results of the stockholder vote on Proposal No. 3 and the recommendation of the Board of Directors, the Company will hold an advisory vote on executive compensation on an annual basis until the next vote on the frequency of advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ADVANTAGE CORPORATION

Date:	June 9, 2023	By:	/s/ David L. Gamsey
David L. Gamsey Executive Vice President & Chief Financial Officer